IDEX SERIES FUND
                         SUPPLEMENT DATED JUNE 25, 1998
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1998

THE FOLLOWING SENTENCE REPLACES THE THIRD SENTENCE IN THE FIRST PARAGRAPH UNDER THE HEADING "HIGH-YIELD/HIGH-RISK BONDS" ON PAGE 30 OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

None of the Portfolios, other than the Balanced, Value Equity, Strategic Total Return, Flexible Income and Income Plus Portfolios, may invest more than 5% of its net assets in junk bonds.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION ON PAGES 35 AND 36 OF THE SAI UNDER THE HEADING "ADDITIONAL INVESTMENT ADVISORY OR SUB-ADVISORY SERVICES PROVIDED BY THE SUB-ADVISERS":

Delete the first and second paragraphs, and Table 1 on page 35.

Delete Table 2 and paragraphs one, three and four on page 36; insert the following paragraph immediately preceding the second paragraph on page 36:

Pursuant to the terms of a Stock Purchase Agreement between AUSA Holding Company ("AUSA") and Janus Capital, AUSA became the sole shareholder of IMI on June 25, 1998. IMI is now a direct wholly-owned subsidiary of AUSA. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group.

In anticipation of the transaction between AUSA and Janus Capital, a new Management and Investment Advisory Agreement between the Fund and IMI, and a new Investment Counsel Agreement between IMI and Janus Capital on behalf of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios, were approved by the Fund's Board of Trustees with respect to each Portfolio. A special meeting of shareholders of the Portfolios was held on June 10, 1998, at which time the shareholders of each Portfolio approved the new Agreements. The new Agreements went into effect June 25, 1998. Under the terms of the new Agreements, IMI and Janus Capital will continue to serve as the investment adviser and investment sub-adviser, respectively, to each of the Portfolios. Also, as a result of the transaction, Thomas H. Bailey and Steven Goodbarn have resigned as Directors of IMI.